UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2007

MALIBU MINERALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-136349	20 -5242826
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

502 East John Street
Carson City, Nevada	89706
(Address of principal executive offices)	(Zip Code)

(Registrant's telephone number, including area code) (604) 685-7552

Copies to:
Richard A. Friedman, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of June 11, 2007, Mr. James Laird resigned from his positions as the Chief Executive Officer, acting Chief Financial Officer, President, Secretary and Treasurer of Malibu Minerals, Inc., a Nevada corporation (the “Company”), and was appointed as the Vice President of Minerals Exploration Operations of the Company. Effective as of the same date, the board of directors of the Company appointed Mr. Gordon Alan Ewart as the Chief Executive Officer of the Company and Mr. Paul Gothard as the Chief Financial Officer of the Company. Prior to their appointments, both Mr. Ewart and Mr. Gothard were, and continue to be, members of the board of directors of the Company. There are no family relationships among Mr. Ewart, Mr. Gothard and/or Mr. Laird and any of the Company’s directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers. Mr. Ewart and Mr. Gothard will be compensated solely by Flex Fuels Energy Limited (“Flex Fuels”), a wholly owned subsidiary of the Company, for the provision of their services in their authorized capacities to the Company pursuant to their employment agreements entered into with Flex Fuels. Mr. Laird will continue to be compensated solely by the Company for the provision of his services in his authorized capacities to the Company pursuant to his employment agreement entered into with the Company.

For more information on the business experience, terms of employment agreements and other important information on Messrs. Ewart, Gothard and Laird, please see the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on June 5, 2007.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Employment Agreement dated December 12, 2006, entered into by and between Flex Fuels Energy Limited and Gordon Alan Ewart. (1)

10.2	Employment Letter Agreement dated March 28, 2007, entered into by and between Flex Fuels Energy Limited and Paul Gothard. (1)

10.3	Employment Agreement dated March 29, 2007, entered into by and between Flex Fuels Energy Limited and Paul Gothard. (1)

10.3	Employment Agreement dated April 12, 2007 entered into by and between the Company and James Laird. (2)

(1) Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on June 5, 2007.
(2) Incorporated by reference to the Company’s Annual Report on Form 10-KSB filed with the SEC on April 17, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Malibu Minerals, Inc.

Dated: June 12, 2007	By:	/s/ Paul Gothard
Name: Paul Gothard
Title: Chief Financial Officer

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